1

                        GFR Private Label/Brand Programs
                             Manufacturing Agreement
                          With A E&E Pharma Corporation


THIS AGREEMENT is effective the 8th day of April A.D. 2004
                                ---        -----

BETWEEN:

     A E&E PHARMA CORPORATION (Or Nominee) a Nevada, USA Corporation, having an office situated at #2300-1066 West Hastings Street, Vancouver, BC Canada V6E 3X2

         ("AE & E")

AND:

     GFR PHARMA LTD. (or Nominee), a British Columbia Company with offices at 11405-201A Street, Maple Ridge, B.C. V2X OY3

         ("GFR")

RECITALS:

     1. A E&E is a Global Pioneer and Lender in the Global Health Food Industry for Manufacturing, Marketing and Distribution of 100% Natural Food Supplements and Special Herbal Products, and incorporated in Nevada USA Corporation;

     2. GFR is a BC Canada incorporated Company which manufactures nutritional and herbal supplements.

     3. A E&E has requested, and GFR has agreed, to manufacture certain nutritional and herbal supplements for GFR Private Label/Brands Program on the terms and conditions set out below.

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For and in consideration of One Dollar ($1.00) and the mutual promises contained in this Agreement, the parties agree as follows:

     1.   Supply of Products

     1.1 GFR agrees to manufacture GFR herbal and nutritional supplements---GFR Private Label Programs (Please see the attachment: GFR Private Label Program) for A E&E private label brand ("A E&E Supplement (s)"). The nature and specifications of each Supplement will be determined by A E&E;

     1.2 The parties will agree on the price and minimum order required in relation to each Supplement;

     1.3 If the parties are unable to agree on the price and minimum order for a particular Supplement, the A E&E will have the right to have the Supplement manufactured by another company without owing any money, damages, compensation or otherwise to GFR with respect to that Supplement.

     1.4 Once the Parties have agreed to the terms for a Supplement, a Schedule "A" form will be completed and signed by both Parties ("Signed Specification Form"). Signed Specifications Forms will become part of this Agreement. The price specified in any such Schedule shall be subject to revisions by GFR on Sixty (60) days written notices to AE &
          E. GFR has the right to limit the quantities order by A E&E in excess of the minimum order requirements having regard among other things to its production capabilities.

Note:  The GFR customer  singed  quote will be part of the Signed  Specification
Form

(Please see the attachment for this Agreement)

     1.5 Subject to Section 1.4, during the term of the Agreement and any Renewal Term if applicable, GFR will manufacture and supply to A E&E the Supplement at the price and in strict accordance with the nature and specifications as set out in the Signed Specification Form.

     1.6 GFR will have the options but is not obligated to apply for all applicable Natural Product Number (NPN) required for an new Supplement except in cases where A E&E indicates that they want to apply for the applicable NPN. GFR will retain the exclusive rights to the use of all NPN's that A E&E applies for in relation to a Supplement. Each Signed Specification Form shall indicate which of GFR or A E&E is to apply for a NPN in respect of such Supplement.

     1.7 GFR does agree to provide A E&E's Supplements using their NPN for all GFR Private Label Program/Products as set out in Appendix A (Please see the attachment for this Agreement);

     1.8 GFR is solely responsible for providing accurate information to A E&E for inclusion of ingredients on labels for the Supplement containers. If labels are to be supplied by GFR,

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          A E&E will approve same on a timely  basis,  GFR will  manufacture  or procure the labels to the standards set out in the Specifications. GFR will supply and affix labels in accordance with the Specifications.

     1.9 GFR will ensure that all Supplement containers are bottled in containers chosen and approved by A E&E and described in the Signed Specification Form for such Supplements and that the containers are properly sealed and tamper proofed. 1.10 During the term of this Agreement, anytime A E&E requires a Supplement to be manufactured it will inform GFR of the type, nature and specifications of the Supplement required and GFR will have an opportunity to submit a quote for such Supplement. GFR recognizes that A E&E may also ask other companies for quotes on such Supplement and that A E&E in its sole discretion may chose the supplier for such Supplement.

     2.   Mutual Covenants

     2.1 Subject to paragraph 2.2 any formula for Supplements manufactured by GFR, where the formulation is created by GFR ("GFR Formulas "), will remain the sole and exclusive property of GFR and A E&E agrees to make no proprietary claim either directly or indirectly to such formula. A E&E acknowledges that GFR manufactures and supplies GFR PRIVATE LABEL PROGRAM products to variety of customers similar to the products which GFR will supply to A E&E hereunder and nothing is this Agreement shall in any way prevent GFR agrees such products and new products or variations of such products to third parties.

     2.2 Any formula for Supplements manufactured by GFR but where the formula is created or supplied by A E&E (A E&E Formulas") will remain the sole and exclusive property of A E&E and GFR agrees to make no proprietary claims either directly or indirectly to such formula.

     2.3 It is understood that the rights and obligations relating to the GFR and A E&E Formulas as set out in clauses 2.1 and 2.2 do not apply to those formulas that:

          a. have been independently developed or legally acquired by GFR or A E&E as the case may be, without the use of any information supplied by the other party to this Agreement;

          b. have appeared in any printed publication or have or are otherwise part of the public domain, except if such information has become part of the public domain as a result of an act of mission of the other party to this Agreement; or

          c. were acquired by GFR or A E&E as the case may be, from a third party having the right to disclose the same to GFR or A E&E as the case may be, provided that such third party did not receive the information on a confidential basis from the other party to this Agreement.

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Formulas which  otherwise would be considered GFR or A E&E Formulas shall not be considered as falling into the exceptions contained in (a), (b) or (c) above simply because they are incorporated or intermingled with the more general information as described in (a), (b) or (c).

     2.4 Each party's licenses, permits and any other authorization required including but not limited to permits, licenses and authorizations in relation to the formulation, labeling and packaging of all Supplements, are and shall be in good standing during the Term and any Renewal Term.

     2.5 Neither party shall, without the prior consent of the other party, directly or indirectly, use of disclose to any person, company or business any confidential or proprietary information or intellectual property relating to the business affairs of the other party including but not limited to GFR Formulas and A E&E Formulas as defined in clauses 2.1, 2.2 and 2.3, which were rendered or provided as a result of this Agreement. This clause shall survive the termination of this Agreement and the expiry of the Term or any Renewal Term, anything to the contrary in this Agreement notwithstanding.

     2.6 Neither party may assign this Agreement without the prior written consent of the other party. 2.7 If either party makes any material default in the terms of the Agreement, the non-defaulting party may give notice to the defaulting party to remedy the default. The defaulting party shall remedy the default within 30 days. In the event the defaulting party does not remedy the default within such period of time, the non-defaulting party has the right to terminate this Agreement on 7 days written notice to the defaulting party, without prejudice to the non-defaulting party's rights and remedies for breach of the Agreement. Notwithstanding the foregoing, in the event of bankruptcy or insolvency of the other party or assignment of this Agreement without consent, the non-defaulting party has the right to terminate forthwith.

     2.8 The minimum order requirement and nature of specifications of a Supplement which are set out in the Signed Specification Form may not be changed during the term of the Agreement or any Renewal Term if applicable, unless such change is agreed to by both parties.

     3.   A E&E Covenants

     3.1 Subject to clause 3.2, GFR has the exclusive right to manufacture all Supplement for the term of the Agreement and any Renewal Term if applicable where there is a Signed Specification Form in relation to that Supplement. The exclusive shall apply so long as : (a) the parties have agreed on price and GFR has not served any notice on A E&E or any intended price increase; and (b) to the extent GFR has limited quantities, A E&E may obtain excess quantities from other suppliers.

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     3.2  If GFR  does  not  comply  with the  delivery  schedule  as set out in paragraph 8.1 for any supplement and does not remedy the failure within 30 days notice, the GFR no longer has the exclusive right to
          manufacture   the  Supplement  and  A  E&E  may  have  the  Supplement
          manufactured by another company, without prejudice to A E&E' rights and remedies against GFR for non-compliance with the delivery schedule set out in the Agreement.

     4.   Ordering

     4.1  Upon  receiving   Orders,   GFR  shall  commence   manufacturing   the
          Supplements in accordance with this Agreement.

     5.   Term

     5.1 The term of this Agreement is two (2) years from the effective date of this Agreement ("Term").

     6.   Option to Renew

     6.1 Either party shall have an option to renew this Agreement for one Term of 5 yeas ("Renewal Term") provided that written notice is given by one party to the other at least 90 days before the expiry of the Term.
          6.2 The Renewal Term shall be on the same terms and conditions as contained in this Agreement and in accordance with the price, minimum order, nature and specifications of any Signed Specification Form for any Supplement, where such signed Specifications Form is in existence prior to the expiry to the Term.

     7.   Payment

     7.1 GFR will invoice the A E&E for the Supplements ordered by A E&E. If GFR invoices to a third party, GFR has the right to establish credit arrangements satisfactory to it with any designated wholesaler and must be satisfied with the ability of such designated wholesaler to pay. If at any time any designated wholesaler defaults or the financial condition of such designated wholesaler is compromised, GFR has the right to refuse to sell to or invoice that party.

     7.2 Payment terms and other terms and conditions satisfactory to GFR will be established between GFR and A E&E and shall have no obligations to supply, sell or ship to the wholesaler except in accordance with such terms and conditions. GFR shall have the right to alter such payment terms and conditions from time to time.

     7.3  If  either  A E&E or  its  designated  is in  default  of its  payment obligations, GFR will not be obligated to supply any further Supplements to either until the default is rectified and terms and conditions of payment are made to the satisfaction of GFR.

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     8.   Delivery

     8.1 All pricing will be quoted FOB GFR warehouse. Manufacturing time may vary for 1 week to 10 weeks (depending on product and quantity ordered) from when GFR receives a purchase/shipping order for Supplements from A E&E or its designate. Such orders shall conform to limits set herein and/or in the Signed Specification Form.

     9.   Warranties

     9.1 A E&E will be responsible for any personal injury, property damage, patent claims and all other monetary and economic damage by reason any act or omission of A E&E or any persons for whom A E&E is in law responsible in relation to A E&E' obligations under this Agreement and/or the Supplements or use thereof and without limiting the generality of the foregoing, directly or indirectly related to:

     9.1 A E&E Formulas as defined in clauses 2.2 and 2.3; b. The design, content, description, ingredient listing and layout of labels supplied by A E&E; or c. A E&E breach of any term of this Agreement;

     9.2 GFR warrants that the Supplements will meet A E&E's specifications as set out in the Signed Specification Form.

     9.3 GFR will be responsible for any and all personal injury, property damage, patent claims and all other monetary and economic damage by reason of a or directly or indirectly arising out of any act or omission of GFR or any persons for whom GFR is at law responsible in relation to GFR's provision of services and carrying out of obligations under this Agreement and, without limiting the generality of the foregoing, shall include anything that is directly or indirectly related to:

          a.   Contamination   of  ingredients   used  by  GFR  in  any  of  the
               Supplements beyond that permitted by law;

          b.   GFR Formulas as defined in clauses 2.1 and 2.3;

          c.   Non-observance  or  non-performance  of  any  laws,   ordinances,
               regulations or requirements of any Federal,Provincial, Municipal or other authority in the manufacture by GFR or Supplements;

          d.   Incorrect labeling of ingredients contained in the Supplements;

          e. Violation of any patents in relation to Supplements where the said formulation was created by GFR; or

          f.   GFR's breach of any term of this Agreement.

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     9.4  Clauses  9.1,  9.2 and  9.3  shall  survive  any  termination  of this
          Agreement and the expiry of any Term or any Renewal Term, anything in this Agreement to the contrary notwithstanding.

     9.5 GFR warrants that its employees are qualified and trained to perform the obligations of the GFR under this Agreement.

     9.6 GFR warrants that it will comply with all applicable municipal, provincial and federal laws, regulations, directives, orders and ordinances in manufacturing Supplements for A E&E.

     10.  Indemnification

     10.1 GFR shall indemnify and save harmless A E&E, its agencies, employees, store owners operating under the Program, officers and assigns from and against all actions or causes of action, damages, costs, loss or expenses of whatever kind (including without limitation legal fees in a solicitor and client basis) which A E&E or its agents, employees, store owners, officers, sub-contractors and assigns may sustain, incur or be put to by reason of or directly or indirectly arising out of any act or omission of GFR or any persons for whom GFR is, in law responsible in relation to GFR's provision of services and carrying out of obligations under this Agreement, and without limiting the generality of the foregoing anything that is directly or indirectly related to;

          a.   Contamination   of  ingredients   used  by  GFR  in  any  of  the
               Supplements beyond that permitted by law;

          b.   GFR's Formulas as defined in clauses 2.1 and 2.3;

          c. Non-observance or non-performance by GFR or any persons form whom GFR is at law responsible of any of the obligations imposed under the provision of any laws, ordinances, regulations or requirements of any Federal, Provincial, Municipal or other authority in the manufacturing by GFR or the Supplements;

          d.   Incorrect labeling of ingredients in the Supplements;

          e. Contamination beyond that set out in the Specifications of ingredients of the Supplements;

          f. Violation of any patents in relation to Supplements where the said formulation was created by GFR; and

          g.   GFR's breach of any term of this Agreement.

     10.2 Paragraph 10.1 shall survive the termination of this Agreement and the expiry of the Term or any Renewal Term.

     10.3 A E&E agrees to indemnify and save harmless GFR its agents, employees, officers and assigns from and against any and all manner of actions or causes of actions, damages, costs, loss or expenses of whatever kind (including but without limitation to legal fees on a solicitor and client basis) which GFR or its agents, employees, subcontractors and assigns may sustain, incur or be put to by reason of or directly or indirectly arising out of any act or

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         Omission of A E&E in relation to A E&E' obligations under this
         Agreement and/or Supplements or use thereof and without limiting the generality of the foregoing, anything that is directly or indirectly related to:

          a.   A E&E Formulas as defined in clauses 2.2 and 2.3;

          b. The design, content, description, ingredient listing and layout of the labels supplied by A E&E to GFR for the Supplements;

          c. Violation of any patents in relation to Supplements where the said formulation was created by A E&E; or d. A E&E breach of any term of this Agreement.

     10.4 Paragraph 10.3 shall survive termination of this Agreement and the expiry of the Term or any Renewal Term.

     11.  GFR Insurance

     11.1 GFR shall at its sole cost and expense during the Term and any Renewal Term if applicable, take out and maintain in full force and effect the following:

          a. comprehensive bodily injury, property damage and product liability insurance applying to the operations of GFR and any of its employees or agents and any persons for whom GFR in law is responsible which shall include without limiting the foregoing, personal injury liability, product liability, property damage liability, environmental liability, contractual liability and protective liability with respect to anything to do with the manufacture, formulation, ingredients used, method of production, labeling, tamper proofing of Supplement containers, or contamination, pertaining to any of the Supplements, and such insurance shall be written for an amount of not less that $2,000,000.00 per occurrence or such higher amount as A E&E may from time to time reasonably require, with a deductible of no more than $5,000.00; and

          b. any other forms of insurance as A E&E may reasonably require from time to time in amounts and for perils against which a prudent organization carrying out similar work as GFR would protect itself.

     11.2 All policies of insurance referred to in this section shall include the following provisions:

          a. the policy shall not be affected or invalidated by any act, omission, or negligence of any person which is not within the knowledge or control of the insured thereunder;

          b. shall contain in a waiver of any subrogation rights which GFR's insures may have against A E&E and against those with whom A E&E is in law responsible, whether any insured's loss or damage is caused by the act, omission and negligence of A E&E, or by those whose act A E&E is in law responsible or otherwise;

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          c.   shall include A E&E and any other persons or entities  designated by A E&E as additional insured and shall provide that each person, or entity insured under such polices shall be insured in the same manner and to the same extent as if separate policies had been issued to each;

          d. shall include a cross liability clause allowing any one of the named insured to recover its loss on the policy notwithstanding that the other named insured was the cause of the loss; and

          e. shall contain an undertaking by the insurers to give A E&E not less that 60 days prior written notice of any cancellation or any termination thereof, or any changes which restricts or reduces the coverage afforded thereby.

          11.3 GFR agrees that a certificate of insurance confirming this insurance is in place shall be delivered to A E&E as soon as practicable after the placing thereof.

          11.4 For good and valuable consideration, GFR does hereby release and relieve A E&E and those for whom A E&E is in law responsible including but not limited to any store owners operating under the Program, from liability and responsibility for, and waives its entire claim for recovery of any loss or damage whatsoever arising out of or incident to, the occurrence of any of the perils covered by the insurance policy which GFR is obligated to obtain and maintain under the terms of this Agreement.

          11.5 Paragraph 11.4 shall survive any termination of this Agreement and the expiry of the Term or any Renewal Term, anything in this Agreement to the contrary notwithstanding.

          12.  A E&E's Insurance

          12.1 A E&E shall at its sole cost and expense during the Term and any Renewal Term if applicable, take out and maintain in full force and effect the following:

               a. comprehensive bodily injury, product liability and property damage liability insurance applying to the operations of A E&E and its employees, or agents or any persons for whom A E&E is in law responsible, which shall include without limiting the foregoing, personal injury liability, product liability, contractual liability, property damage liability, and protective liability with respect to the design and layout of the labels used on the Supplements and any formulation of the Supplements where A E&E has created the formulation, and such insurance shall be written for an amount of not less than $2,000,000.00 per occurrence, or such higher amount as GFR may form time to time reasonably require, with a deductible of no more than $5,000.00; and

               b. any other forms of insurance as GFR may reasonably require from time to time in amounts and for perils against which a prudent organization carrying out similar work A E&E would protect itself.

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     12.2 All policies of insurance  referred to in this section  shall  include the following provisions:

          a. the policy shall not be affected or invalidated by any act, omission or negligence of any person which is not within the knowledge or control of the insured thereunder;

          b. shall contain a waiver of any subrogation right which A E&E insures may have against GFR and against those for whom GFR is in law responsible, whether any insured's loss or damage is caused by the act, omission or negligence of GFR or by those for whose act GFR is, in law responsible or otherwise;

          c. shall include GFR and any other person or entities designated by GFR as additional insured and shall provide that each person, or entity insured under such policy shall be insured in the same manner under the same extent as if separate policies had been issued to each;

          d. shall include a cross liability clause allowing any one of the named insured to recover its loss on the policy notwithstanding that the other named insured was the cause of the loss; and

          e. shall contain an undertaking by the insured to give GFR not less than 60 days prior written notice of any cancellation or other termination thereof, or any change which restricts or reduces the coverage afforded thereby.

     12.3 A E&E agrees that a certificate of insurance confirming their insurance is in place shall be delivered to GFR as soon as practicable after placing thereof.

     12.4 For good and valuable consideration A E&E does hereby release and relieve GFR and those persons for whom GFR is in law responsible, from liability and responsibility for, and waives its entire claim for recovery or any loss or damage whatsoever arising out of or incident to, the occurrence of any of the perils covered by, or which would be covered by the insurance policy which A E&E is obligated to obtain and maintain in force under the terms of this Agreement.

     12.5 Paragraph 12.4 shall survive any termination of this Agreement and the expiry of the Term or any Renewal Term thereof, anything in this Agreement to the contrary notwithstanding.

     13.  Force Majeure

     13.1 If the performance of this Agreement by any party, or of any obligation under this Agreement (other than the payment of the monetary amounts provided for in this Agreement), is prevented, restricted, or interfered with by reason of any acts which are beyond the reasonable control of the party affected is, upon giving written notice to the other party, excused form such performance to the extent of such prevention, restriction, or interference. The party so affected will use its best efforts to avoid or remove the cause of non-performance and continue performance hereunder with the utmost dispatch whenever such causes are removed. Upon such circumstances

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          arising,  the parties  shall meet  forthwith too discuss what, if any, modification may be required to be made to the terms of this Agreement in order to arrive at an equitable solution.

     14.  General

          Except where otherwise indicated in this Agreement, the parties agree that any and all disputes arising out of this Agreement in respect to the interpretation of its provisions shall be arbitrated by and Arbitrator agreed upon as acceptable by both parties and appointed in accordance with the Commercial Arbitration Act, RSBE 1996, Chapter 55 or any amendments or any legislation in substitution therefore. The parties agree to meet on at least one occasion to resolve the dispute prior to the commencement of arbitration.

          This Agreement shall be the entire agreement between the parties and supercedes any prior agreement.

          Each party will bear their own legal costs associated with the preparations of this Agreement and any other documents required under this Agreement.

          Neither the execution of this Agreement nor the performance by parties of any of its rights and obligations under this Agreement shall create a partnership between the parties.

          Each party is an incorporated or otherwise validly existing business entity under the laws of British Columbia and/or Canada, and under the laws of Nevada State and/or USA and is in good standing and is qualified to carry on business in British Columbia.

          Each party has the corporate or other power, capacity and authority to carry on its business and to perform the obligations under this Agreement.

          This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          The failure of either party to insist on the strict performance of any terms of this Agreement, or the exercise of any Term, right or remedy contained in this Agreement shall not be construed as a waiver or relinquishment by that party for the rights or remedies under this Agreement.

          The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

          This Agreement shall be governed by and interpreted by the laws of the Province of British Columbia.

          Any communications under this Agreement shall be in writing and delivered by courier or faxed to the address and fax number of each party set out below:

          Schedule A and Appendix A can be changed with both parties written consent

          A E&E Pharma Corporation            GFR Pharma Ltd.
          Suite 2300-1066 West Hastings St.   11405-201A St.
          Vancouver, BC V6E 3X2               Maple Ridge, BC V2X OY3
          Fax: 604-601-8279                   Fax: 604-460-8440

          The parties shall execute and deliver all other appropriate agreements and other instruments, and taken any other actions necessary to give full effect to this agreement and to make this Agreement legally effective, binding and enforceable as between them and against third parties.

          This Agreement may be executed in any number or counterparts. Any executed counterparts shall be construed as an original. All executed counterparts tougher shall constitute the Agreement.

          IN WITNESS WEHREOF the parties hereto have duly executed and delivered this Agreement under the seal, to have effect as of the Effective Date.

          A E&E Pharma Corporation

          Per: -------------------------
               Authorized Signatory
         /s/ Julianna Lu
         -------------------------------
         Julianna jenny Lu, The President

         Date: -------------------------

         Corporate Seal:

         GFR Pharma Ltd.

         Per: --------------------------
               Authorized Signatory
         /s/ Richard Pierce
         -------------------------------
         Richard Pierce, The President/CEO

         Date: -------------------------

         Corporate Seal:

                                   Schedule A

                               SPECIFICATION FORM

        [to be completed and signed by both parties for EACH Supplement manufactured by GFR Pharma Ltd.]

Name of Product:

Product UPC:

Description of product:

GFR quote number:

GFR signed quote attached to this form:

Obligation to apply for NPN: ------------ GFR  ----------------- A E&E

A E&E Pharma Corp                           GFR Pharma Ltd.
by its authorized signatory:                by its authorized signatory:

-----------------------                     -----------------------



                                   Appendix A
                       GFR Private Label Program/Products

-------------------------------------------------------------------------------------------------------------
Vitamin A
Products
-------------------------------------------------------------------------------------------------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Beta-Carotene           TAB. 90033-U          Antioxidant          10,000IU              Tablets
----------------------- --------------------- -------------------- --------------------- --------------------
Cod Liver Oil           SGL. 500062           A rich source of     20min                 Softgels
                                              Omega 3 fatty acids
----------------------- --------------------- -------------------- --------------------- --------------------
Cod Liver Oil           SGL. 50060            A rich source of     10min                 Softgels
                                              Omega 3 fatty acids
----------------------- --------------------- -------------------- --------------------- --------------------
Halibut Liver Oil       SGL. 500064           A rich source of     500iu A               Softgels
                                              Vitamins A & D       400iu D
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
Vitamin B
Products
-------------------------------------------------------------------------------------------------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Folic Acid              TAB. 900021           An essential         1mg                   Tablets
                                              prenatal nutrient
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin B6              TAB. 900027-U         Supports energy      100mg                 Tablets
                                              and stress relief
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin B12                                                        250mcg                Tablets
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin B Complex 50    TAB. 900041-C         Supports energy      50mg                  Tablets
                                              and stress relief
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin B-Complex 50    TAB. 900015-C         Supports energy      50mg                  Tablets
(TR)                                          and stress relief
----------------------- --------------------- -------------------- --------------------- --------------------
B-Complex with 300mg    TAB. 90009-C          Supports energy      multi                 Tablets
Vitamin C (TR)                                and stress relief
----------------------- --------------------- -------------------- --------------------- --------------------
Stress B-Complex with   TAB. 900013-C         Supports energy      Multi                 Tablets
600mg Vitamin C                               and stress relief
                                              Anti-Homocysteine
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
Vitamin C
Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C               TAB. 900035-C         Supports immune      250mg                 Tablets
                                              system. Antioxidant
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C               TAB. 900029           Supports immune      500mg                 Tablets
                                              system. Antioxidant
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C               TAB. 900047-C.        Supports immune      1000mg                Tablets
                                              system. Antioxidant
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C Chewable      TAB. 900047-C         Supports immune      250mg                 Tablets
Orange                                        system. Antioxidant
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C Chewable      TAB. 900043-C         Supports immune      500mg                 Tablets
Orange                                        system. Antioxidant
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C (TR)          TAB. 900025-C         Supports immune      500mg                 Tablets
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C (TR)          TAB. 900019-C         Supports immune      1000mg                Tablets
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin C with          TAB. 900039-C         Supports immune      500mg                 Tablets
Rosehips                                      health
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
Vitamin E
Products
-------------------------------------------------------------------------------------------------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin E Natural       SGL. 500014           Nutritional          400IU                 Softgels
Source                                        Support for heart
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin E Natural       SGL. 500056           Nutritional          800IU                 Softgels
Source                                        support for heart
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin E Synthetic     SGL. 50002            Nutritional          400IU                 Softgels
                                              support for heart
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin E Synthetic     SGL. 500058           Nutritional          800IU                 Softgels
                                              support for heart
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
AntiOxidant
Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
ACES Formula            N/A                   Antioxidant          Multi                 Tablet
----------------------- --------------------- -------------------- --------------------- --------------------
CoENzyme Q10            CAP. 800045           Nutritional          30mg                  Capsules
                                              support for heart
                                              health
                                              Antioxidant
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
Calcium
Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Calcium (Carbonate)     TAB. 900081-C         Promotes strong      1500mg                Tablet
                                              bones
----------------------- --------------------- -------------------- --------------------- --------------------
Calcium (Carbonate)     TAB. 900007-C         Promotes strong      1500mg                Tablet
with Vitamin D                                bones
----------------------- --------------------- -------------------- --------------------- --------------------
Natural Source          TAB. 900077-C         Promotes strong      500mg                 Tablet
Calcium (Carbonate)                           bones
----------------------- --------------------- -------------------- --------------------- --------------------
Natural Source          TAB 9000003-C         Promotes strong      500mg                 Tablet
Calcium (Carbonate)                           bones
w/D
----------------------- --------------------- -------------------- --------------------- --------------------
Natural Source          TAB 9000003-C         Promotes strong      500mg                 Tablet
Calcium (Carbonate)                           bones
w/D
----------------------- --------------------- -------------------- --------------------- --------------------
Natural Source          N/A                   Promotes strong      250mg                 Tablet
Calcium (Carbonate)                           bones
w/D
----------------------- --------------------- -------------------- --------------------- --------------------
Calcium & Magnesium     TAB. 900057-C         Promotes strong      333mg/166mg           Tablet
with Vitamin D                                bones
----------------------- --------------------- -------------------- --------------------- --------------------
Calcium Citrate w/D     TAB. 900067-C         Promotes strong      300mg                 Tablet
                                              bones
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin D               TAB. 900105-U         Promotes strong      1000iu                Tablet
                                              bones
----------------------- --------------------- -------------------- --------------------- --------------------
Vitamin D               TAB. 900103-U         Promotes strong      400iu                 Tablet
                                              bones

-------------------------------------------------------------------------------------------------------------
Essential Fatty Acid
Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Evening Primrose Oil    SGL. 500026           A rich source of     500mg                 Softgel
                                              essential fatty
                                              acids
----------------------- --------------------- -------------------- --------------------- --------------------
Evening Primrose Oil    SGL. 500028           A rich source of     1000mg                Softgel
                                              essential fatty
                                              acids
----------------------- --------------------- -------------------- --------------------- --------------------
Flaxseed Oil (Organic)  SGL. 500052           A rich source of     1000mg                Softgel
                                              essential fatty
                                              acids
----------------------- --------------------- -------------------- --------------------- --------------------
Lecithin (Unbleached)   SGL. 500040           Support for mental   1200mg                Softgel
                                              function
----------------------- --------------------- -------------------- --------------------- --------------------
Omega 3-6-9             SGL 500012            Nutritional          1200mg                Softgel
                                              support for heart
                                              health
                                              Essential Fatty
                                              acids
----------------------- --------------------- -------------------- --------------------- --------------------
Salmon Oil-Wild         SGL 500054            Nutritional          1000mg                Softgel
                                              support for heat
                                              health
                                              Essential fatty
                                              acids
----------------------- --------------------- -------------------- --------------------- --------------------


-------------------------------------------------------------------------------------------------------------
Herbal Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Cranberry Extract 18:1  CAP. 800041           Nutritional          100mg                 Capsules
                                              support for the
                                              urinary tract
----------------------- --------------------- -------------------- --------------------- --------------------
Devil's Claw            CAP. 800037           Herbal support for   500mg                 Capsules
                                              joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Echinacea (Pupurea      CAP. 800029           Herbal support for   400mg                 Capsules
Herb/Angustifolia                             the immune system
Herb & Root)
----------------------- --------------------- -------------------- --------------------- --------------------
Echinacea Extract 4%    CAP. 800029           Herbal support for   400mg                 Capsules
                                              the immune system
----------------------- --------------------- -------------------- --------------------- --------------------
Feverfew Extract 0.5%   CAP. 800051           Herbal support for   125mg                 Capsules
                                              migraine headaches
----------------------- --------------------- -------------------- --------------------- --------------------
Garlic Oil (Odour       SGL. 500048           Supports immune      500mg                 Softgels
Free) health
----------------------- --------------------- -------------------- --------------------- --------------------
Garlic                  CAP. 800055           Herbal support for   500mg                 Capsules
Pure/Allicin-Rich                             health, vitality &
                                              immunity
----------------------- --------------------- -------------------- --------------------- --------------------
Ginkgo Biloba 24/6      CAP. 800033           Herbal support for   60mg                  Capsules
                                              mental alertness
----------------------- --------------------- -------------------- --------------------- --------------------
Ginseng (Panax) Root    CAP. 800047           Herbal support for   100mg                 Capsules
                                              energy & vitality
----------------------- --------------------- -------------------- --------------------- --------------------
Grape Seed Extract      CAP. 800035           A rich source of     50mg                  Capsules
(MegaNatural Gold TM)                         antioxidants
----------------------- --------------------- -------------------- --------------------- --------------------
Milk Thistle Extract    CAP. 800043           Herbal support for   150mg                 Capsules
80%                                           liver health
----------------------- --------------------- -------------------- --------------------- --------------------
Saw Plametto            SGL. 500050           Herbal support to    160mg                 Softgels
                                              promote prostate
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------
St. John's Wort         CAP. 800031           Herbal support to    300mg                 Capsules
Extract 0.3%                                  promote relaxation
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
Joint Support
Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine Sulfate     CAP. 80017            Nutritional          500mg                 Capsules
(Sodium Free)                                 building blocks
                                             for joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine Sulfate     CAP. 800017           Nutritional          500mg                 Capsules
(Sodium Free)                                 building blocks
                                              for joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine Sulfate     N/A                   Nutritional          1000mg                Capsules
(Sodium Free)                                 building blocks
                                              for joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine (Sodium     CAP. 800039           Nutritional          450mg                 Capsules
Free) & Chondroitin                           building blocks for
Sulfate                                       joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine (Sodium     CAP. 800115           Nutritional          900mg                 Capsules
Free) & Chondrotin                            building blocks
Sulfate                                       for joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine (Sodium     CAP. 800115           Nutritional          900mg                 Capsules
Free) & Chondroitin                           building blocks for
Sulfate                                       joint health
----------------------- --------------------- -------------------- --------------------- --------------------
Glucosamine Sulfate     CAP. 800053           Nutritional          900mg                 Capsules
(Sodium Free) &                               building blocks
OptiMSM TM                                    for joint health
----------------------- --------------------- -------------------- --------------------- --------------------
OptiMSM TM              CAP. 800049           Nutritional          500mg                 Capsules
Methyl sulfonyl                               support for joint
methane                                       health
----------------------- --------------------- -------------------- --------------------- --------------------
OptiMSM TM              CAP. 800005           Nutritional          1000mg                Capsules
Methyl sulfonyl                               support for joint
methane                                       health
----------------------- --------------------- -------------------- --------------------- --------------------
Shark Cartilage         CAP. 800057           Nutritional          750mg                 Capsules
                                              building block for
                                              joint health
-------------------------------------------------------------------------------------------------------------
Mineral
Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Iron (Ferrous           TAB. 900055-C         Nutritional          300mg                 Tablets
gluconate)                                    support for the
                                              prevention of
                                              anemia
----------------------- --------------------- -------------------- --------------------- --------------------
Iron (Ferrous           TAB. 900093-C         Nutritional          300mg                 Tablets
sulphate)                                     support for the
                                              prevention of
                                              anemia
----------------------- --------------------- -------------------- --------------------- --------------------
Zinc (Gluconate)        TAB. 900037-C         Supports immune      50mg                  Tablets
                                              health
----------------------- --------------------- -------------------- --------------------- --------------------

-------------------------------------------------------------------------------------------------------------
Multi Vitamin/Mineral
Products
-------------------------------------------------------------------------------------------------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Children's Complete     TAB. 90005-U          Provides daily       Multi                 Tablets
Chewable Multiple                             nutritional support
Vitamins & Minerals
----------------------- --------------------- -------------------- --------------------- --------------------
Multiple Vitamins       TAB. 900031-U         Provides daily       Multi                 Tablets
                                              nutritional support
----------------------- --------------------- -------------------- --------------------- --------------------
Multiple Vitamins       TAB. 900023-C         Provides daily       Multi                 Tablets
plus Iron                                     nutritional support
----------------------- --------------------- -------------------- --------------------- --------------------
Multi Vitamin &         TAB. 900091-C         Provides daily       Multi                 Tablets
Mineral                                       nutritional support
----------------------- --------------------- -------------------- --------------------- --------------------
Multiple Vitamins &     TAB. 900113-C         Provides daily       Multi                 Tablets
Minerals 50+w/Lutien                          nutritional support
----------------------- --------------------- -------------------- --------------------- --------------------
Multivitamin Forte      TAB. 900113-C         Provides daily       Multi                 Tablets
w/Lutien (25 Multiple                         nutritional support
Vitamins and Minerals)
----------------------- --------------------- -------------------- --------------------- --------------------
Prenatal Vitamin        TAB. 900089-C         Provides daily       Multi                 Tablets
                                              nutritional support

-------------------------------------------------------------------------------------------------------------
Other Products
----------------------- --------------------- -------------------- --------------------- --------------------
Product                 Product Number        Slogan               Activity              Form
----------------------- --------------------- -------------------- --------------------- --------------------
Phasoelamine                                                       500mg                 Tablets
----------------------- --------------------- -------------------- --------------------- --------------------
Phasoelamine                                                       500mg                 Tablets
----------------------- --------------------- -------------------- --------------------- --------------------



A E&E Pharma Corp                      GFR Pharma Ltd.
by its authorized signatory:           by its authorized signatory:

----------------------------           ----------------------------